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                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

  Filed by the Registrant [X]
  Filed by a Party other than the Registrant [_]
  Check the appropriate box:
  [ ]Preliminary Proxy Statement     [_]Confidential, For Use of the
                                        Commission Only (as permitted by Rule
  [X]Definitive Proxy Statement         14a-6(e)(2))
  [_]Definitive Additional Materials
  [_]Soliciting Material Pursuant to
  [_]Rule 14a-11 (c) or rule 14a-12

                               ----------------

                           SCC COMMUNICATIONS CORP.
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]No fee required.
  [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)Title of each class of securities to which transaction applies:
     ----------------------------------------------------------------------

   (2)Aggregate number of securities to which transaction applies:
     ----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ----------------------------------------------------------------------

   (4)Proposed maximum aggregate value of transaction:
     ----------------------------------------------------------------------

   (5)Total fee paid:
     ----------------------------------------------------------------------

  Fee paid previously with preliminary materials:
  [_]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)Amount previously paid:
     ----------------------------------------------------------------------

   (2)Form, Schedule or Registration Statement no.:
     ----------------------------------------------------------------------

   (3)Filing Party:
     ----------------------------------------------------------------------

   (4)Date Filed:
     ----------------------------------------------------------------------

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

                       [LOGO OF SCC COMMUNICATIONS CORP.]

                            SCC COMMUNICATIONS CORP.

                 Notice of 2000 Annual Meeting of Stockholders

Dear Stockholder:

   We invite you to attend our 2000 Annual Meeting of Stockholders, which is being held as follows:

         Date:      Tuesday, June 27, 2000
         Time:      8:30 A.M.
         Location:  DoubleTree Hotel-Denver
                    3203 Quebec St.
                    Denver, Colorado

   At the Annual Meeting, we will ask you and our other stockholders to:

  .    create a classified Board of Directors;

  .    elect seven directors to one, two or three-year terms;

  .    increase the shares reserved for use in the 1998 Stock Option Plan;

  . ratify the appointment of Arthur Andersen LLP as our independent auditors; and

  .    consider any other business properly presented at the Annual Meeting.

   You may vote on these matters in person or by proxy. Whether or not you plan to attend the Annual Meeting, we ask that you complete and return the enclosed proxy card promptly in the enclosed addressed, stamped envelope, so that your shares will be represented and voted at the meeting in accordance with your wishes. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares in person. Only stockholders of record at the close of business on April 27, 2000 may vote at the Annual Meeting.

                                          By order of the board of directors,

                                          /s/ George K. Heinrichs
                                                George K. Heinrichs
                                          President and Chief Executive
                                           Officer

Boulder, Colorado
May 10, 2000

                                PROXY STATEMENT
                                    FOR THE
                            SCC COMMUNICATIONS CORP.
                      2000 ANNUAL MEETING OF STOCKHOLDERS

                               Table of Contents

                                                                          Page
                                                                          ----
Information About the Annual Meeting:
This Proxy Solicitation..................................................   1
How to Vote..............................................................   1
Quorum Required to Transact Business.....................................   1
1999 Annual Report on Form 10-K..........................................   2

Discussion of Proposals:
Proposal to Create a Classified Board of Directors.......................   2
Proposal to Elect Seven Directors........................................   4
Proposal to Increase Shares Reserved for Use in the 1998 Stock Incentive
 Plan....................................................................   5
Proposal to Ratify Independent Auditors..................................   9
Other Matters............................................................   9
Stockholder Proposals for 2001 Annual Meeting............................   9

Information About Directors:
Meetings of the Board of Directors.......................................  10
Committees of the Board of Directors.....................................  10
Compensation of Directors................................................  10

Information About Executive Officers:
Background Information About Executive Officers..........................  11
Compensation of Executive Officers.......................................  11
 Compensation Earned.....................................................  11
 Options Granted During Last Fiscal Year.................................  12
 Option Exercises and Holdings...........................................  12
 Employment and Severance Arrangements...................................  12
 Compensation Committee Interlocks and Insider Participation.............  13
 Management Incentive Compensation Plan..................................  13
 1998 Employee Stock Purchase Plan.......................................  13
 1998 Stock Incentive Plan...............................................  13
 Compensation Committee Report on Executive Compensation.................  13

Information About Related-Party Transactions.............................  16

Information About Common Stock Ownership and Performance:
Stock Owned by Directors, Executive Officers and Greater-than-5%
 Stockholders............................................................  17
Compliance with Reporting Requirements...................................  18
Stock Performance Graph..................................................  19

Exhibit I................................................................  20
Exhibit II...............................................................  21

                      Information about the Annual Meeting

This Proxy Solicitation

We have sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the Annual Meeting, including any adjournment or postponement of the Annual Meeting.

  . This proxy statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

  . The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

We will pay the cost of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by mail, telephone or telegraph. We will reimburse brokers and other nominee holders of shares for expenses they incur in forwarding proxy materials to beneficial owners of those shares. We have not retained the services of any proxy solicitation firm to assist us in this solicitation.

We mailed this proxy statement and the enclosed proxy card to stockholders for the first time on or about May 10, 2000.

How to Vote

You are entitled to one vote at the Annual Meeting for each share of common stock registered in your name at the close of business on April 27, 2000.

You may vote your shares at the Annual Meeting in person or by proxy:

  . To vote in person, you must attend the Annual Meeting, and then complete and submit the ballot provided at the Annual Meeting.

  . To vote by proxy, you must complete and return the enclosed proxy card. Your proxy will be valid only if you sign, date and return it before the Annual Meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the Annual Meeting in the manner you specify in the proxy card. If you complete all of the proxy card except the voting instructions, then the designated persons will vote your shares for each of the proposals. If any other business properly comes before the meeting, then the designated persons will have the discretion to vote in any manner.

If you complete and return a proxy, you may revoke it at any time before it is exercised by taking one of the following actions:

  . send written notice to Carol Nelson, our Chief Financial Officer, at our address set forth on the Notice we have sent with this proxy statement;

  .  send us another signed proxy with a later date; or

  . attend the Annual Meeting, notify Ms. Nelson that you are present, and then vote in person.

Quorum Required to Transact Business

At the close of business on April 27, 2000, 11,230,045 shares of common stock were outstanding. Our by-laws require that a majority of the common stock be represented, in person or by proxy, at the Annual Meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists.

1999 Annual Report on Form 10-K

We filed our Annual Report on Form 10-K for the year ended December 31, 1999 with the SEC on March 28, 2000. We filed an amendment to our 1999 Annual Report on April 28, 2000 to include the information required by Part II. Stockholders may obtain a copy of this report, without charge, by writing to Carol Nelson, Chief Financial Officer, at our address set forth on the Notice appearing before this proxy statement.

                            Discussion of Proposals

Proposal to Create a Classified Board of Directors

APPROVAL OF AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS

General

The Company currently has a Board of Directors consisting of seven (7) members elected to one-year terms at each annual meeting of stockholders. The Company seeks to establish a classified board of directors by dividing the Board of Directors into three (3) classes with staggered terms.

A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. The Board of Directors believes that dividing the directors into three classes is in the best interests of the Company and its stockholders because the likelihood of continuity and stability in the policies formulated by the Board of Directors will be enhanced by providing that directors will serve three-year terms rather than one-year terms. Two annual elections would, in general, be required to replace a majority of the classified Board of Directors and effect a forced change in the control of the Company. This method of electing directors makes changes in the composition of a company's board of directors more difficult, and thus a potential change in control of that company a more lengthy and difficult process. Delaware law permits companies to adopt a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Company's Board of Directors recommends that the Company's stockholders approve the adoption of a classified Board, dividing the directors into three classes. After the classified Board is fully implemented, the directors of each class will serve three-year terms and the term of one class will expire each year.

The Classified Board

The proposed addition of amended Article VI to the Company's Certificate of Incorporation and Section 1 of Article III of the Bylaws (the "Amendment") would divide the Board of Directors into three classes: Class A, Class B and Class C. If the Amendment is adopted and if all current nominees are elected as described in the next Proposal, (relating to the election of directors) each director will be elected to the class described below:

Class A: Mary Beth Vitale and Stephen James

Class B: David Kronfeld and Philip Livingston

Class C: George Heinrichs, Winston Wade and Darrell Williams

Initially, the term of the Class A Directors would expire at the next annual meeting in 2001, and the terms of Class B and Class C Directors would expire at the 2002 and 2003 annual meetings of stockholders, respectively. Thereafter, successors to the directors in each class would be elected for three-year terms. In the event of a vacancy, the remaining directors may appoint a replacement director to serve until the remainder of the original term that was vacated. The Amendments to the Certificate and Bylaws would thus have the effect of causing only one class of directors to be elected each year, with the directors in the other two classes remaining in office until the elections held in the two following years, respectively.

In the event that the stockholders do not approve the Amendment, each director elected at the Meeting will continue to serve for a one-year term, only until his successor is duly elected and qualified at the next annual meeting in 2001 or until his earlier death, resignation or removal.

If the Amendment is adopted, any further amendment to new Article III of the Bylaws will require the affirmative vote of a majority of stockholders.

The Board of Directors believes that dividing the directors into three classes is in the best interests of the Company and its stockholders because the likelihood of continuity and stability in the policies formulated by the Board of Directors will be enhanced by providing that directors will serve three-year terms rather than one-year terms. Two annual elections would, in general, be required to replace a majority of the classified Board of Directors and effect a forced change in the control of the Company.

The Board of Directors also believes that a classified Board would effectively reduce the possibility that a third party could effect a hostile, non-negotiated change in control of the Company. A classified Board would serve to ensure that the Board of Directors and management, if confronted by a hostile, non-negotiated proposal from a third party who has acquired a block of the Common Stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the stockholders, thereby facilitating the Board's objective to maximize stockholder value.

The Board of Directors believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, the potential acquiror's ability to remove the Company's Board of Directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to properly evaluate the proposal and negotiate effectively with the potential acquiror. The threat of obtaining control of the Board of Directors would deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained for the Company's stockholders in any transaction involving the Company which may ultimately be undertaken. A classified Board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all of the outstanding Common Stock, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

Although the Board of Directors believes that this Proposal is in the best interests of the Company and its stockholders for the foregoing reasons, stockholders should be aware of the following possible effects of the adoption of a classified Board. Because the creation of a classified Board will increase the amount of time and effort required for a bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the bidder were to acquire a majority of the Company's outstanding Common Stock, the existence of a classified Board could tend to discourage certain tender offers which stockholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified Board could also discourage open market purchases by a potential bidder. Such tender offers or open market purchases could increase the market price of the Common Stock, enabling stockholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified Board could make the Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover bid develops. Finally, because these provisions will make the removal of directors more difficult, it will increase the directors' security in their positions and, since the Board of Directors has the power to retain and discharge management, could increase the likelihood that current management will retain their positions for longer periods of time than might otherwise be the case in the absence of a classified Board.

Takeovers or changes in management of the Company which are proposed and effected without prior negotiation with the Company's Board or management are not necessarily detrimental to the Company and its stockholders. However, the Board believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

The Amendment is not being submitted as the result of, and the Board is unaware of, any specific effort by any person to obtain control of the Company or to accumulate significant amounts of its Common Stock as of the date of this Proxy Statement.

The foregoing discussion of the Amendment is qualified in its entirety by reference to the full text of the Amendment attached to this Proxy Statement as
Exhibit I.

Under Delaware law, once a Bylaw proposal has been approved by the Stockholders, only the Stockholders can amend, modify or repeal it in a manner that would defeat the purpose of the Bylaw.

Vote required

Approval of the Proposed Amendments to the Certificate of Incorporation and Bylaws to establish a classified Board of Directors will require the affirmative vote of the majority of the outstanding shares of Common Stock. As a result, abstentions, broker non-votes and Specified Non-Votes will have the same effect as a vote against the Proposal. Because the directors will be directly affected by the institution of a classified Board, they may be deemed to have an interest in the outcome of this Proposal. As of March 31, 2000, the Company's directors and executive officers as a group beneficially owned approximately 17.5% of the outstanding Common Stock entitled to vote at the Meeting. See " Information About Common Stock Ownership and Performance." The Company expects that its directors and executive officers will vote their respective shares of Common Stock in favor of this Proposal.

The board of directors unanimously recommends a vote FOR the amendment to establish a classified board.

Proposal to Elect Seven Directors

Pursuant to the approval of the proposal to create a classified Board of Directors, one of the proposals on the agenda for the Annual Meeting is the election of two persons to serve as directors for initial one-year terms, two persons to serve as directors for initial two-year terms and three persons to serve as directors for three-year terms beginning at the Annual Meeting and ending at the 2001, 2002 and 2003 Annual Meeting of Stockholders, respectively. Specific directors will be elected to the classes and for the terms described in the proposal to establish a classified board (assuming that proposal is approved by stockholders). In the event that the stockholders do not approve the board classification proposal, each director elected at the Meeting will continue to serve for a one-year term, only until his successor is duly elected and qualified at the next annual meeting in 2001 or until his earlier death, resignation or removal.

The board of directors has nominated George Heinrichs, Stephen James, David Kronfeld, Philip Livingston, Mary Beth Vitale, Winston Wade and Darrell Williams for election as directors. Brief biographies of the nominees, as of March 31, 2000, follow. Additional information concerning nominees, including a discussion about meetings, committees, compensation, related party transactions, stock ownership and comparitive stock performance can be found on page 10 of this proxy statement.

George K.         A co-founder of SCC, Mr. Heinrichs has served as our
Heinrichs         President and one of our directors since 1979 and as our
                  Chief Executive Officer since 1995. Mr. Heinrichs is 42 years old.

Stephen O.        Mr. James has served as one of our directors since October
James             1999. Mr. James has been an independent executive business consultant since 1993. Mr. James is 56 years old.

David Kronfeld    Mr. Kronfeld has served as one of our directors since March
                  1998, and previously served as one of our directors from February 1992 to June 1996. Mr. Kronfeld is the founder and
                  Manager of JK&B Capital L.L.C. since its founding in October
                  1995. Since 1989, Mr. Kronfeld has been a general partner of Boston Capital Ventures Limited Partnership, Boston Capital
                  Ventures II Limited Partnership, Boston Capital

                  Ventures III L.P. and Boston Capital Ventures, all of which are venture capital funds. Mr. Kronfeld currently serves as a director of MPower Communications, Inc. and Phone.com, Inc. Mr. Kronfeld is 52 years old.

Philip B.         Mr. Livingston has served as one of our directors since
Livingston        April 2000. Since January 1999, Mr. Livingston has been the
                  President and Chief Executive Officer of Financial
                  Executives Institute. From August 1995 to November 1998, Mr.
                  Livingston was the Senior Vice President and Chief Financial
                  Officer for Catalina Marketing Corporation. From March 1993 to July 1995, Mr. Livingston was the Vice President and
                  Chief Financial Officer for Celestial Seasonings, Inc. Mr.
                  Livingston is 43 years old.

Mary Beth         Ms. Vitale has served as one of our directors since October
Vitale            1999. Since March 2000, Ms. Vitale has been the CEO and
                  President of Westwind Media. Ms. Vitale was the President and Chief Operating Officer of RMI.NET from December 1998 through February 2000. Ms. Vitale was the President--Western
                  States for AT&T in 1997 and held several positions, including Vice President and Corporate Officer, Local
                  Service Organization, Western Region for AT&T from 1994 to
                  1996. Ms. Vitale is 46 years old.

Winston J. Wade   Mr. Wade has served as one of our directors since October
                  1999. Mr. Wade was the Chief Executive Officer of MediaOne
                  Malaysia from 1997 to 1999 and the Managing Director of MediaOne India, BPL/US West from 1996 to 1997. From 1981 through 1995, Mr. Wade held several positions with US West, including Vice President--Network Operations, Vice
                  President--Network Infrastructure, Vice President--Technical
                  Services and President--Information Technologies Group. Mr.
                  Wade currently serves as a director of Transcrypt
                  International, Inc. Mr. Wade is 61 years old.

Darrell A.        Mr. Williams has served as one of our directors from
Williams          February 1998 to December 2, 1999 and from January 18, 2000 to the present. Since January 2000, Mr. Williams has been Chief Investment Officer of the Telecommunications
                  Development Fund. From 1992 to December 1999, Mr. Williams was with Ameritech Development Corporation, last serving as Vice President, Venture Capital. Mr. Williams is 40 years old.

If for any reason any of the nominees becomes unavailable for election, the persons designated in the proxy card may vote the proxy for the election of a substitute. All of the nominees have consented to serve as directors if elected, and the board of directors has no reason to believe that any of the nominees will become unavailable for election.

The seven nominees receiving the greatest number of votes cast will be elected as directors. We will not count abstentions or broker non-votes when we tabulate votes cast for the election of directors.

The board of directors recommends that you vote FOR the election of each of the nominees named above.

Proposal to Increase Shares Reserved for Use in the 1998 Stock Incentive Plan

The Board of Directors has approved, and recommends that stockholders approve, an amendment to our 1998 Stock Incentive Plan (the "Plan") to increase the number of shares of Common Stock underlying incentives that may be issued under the Plan (including stock options) from its present number of 2,560,768 shares to 4,010,330 shares. In addition to this one-time increase, the number of shares reserved under the Plan would continue to be automatically increased on the first trading day of each fiscal year by adding the lesser of three percent (3%) of the number of outstanding shares of Common Stock as of the last trading day on or before December 31 of the preceding year, or 731,000 shares pursuant to an already existing term of the Plan.

Reasons for the Proposed Amendment

The Plan was originally adopted in 1998 for the purpose of encouraging employees, directors and others in a position to contribute to the Company's success by providing for various stock-based incentive compensation awards to these people, including granting them a right to participate in the Company through exercise of stock options. As of April 19, 2000, there remained only 550,438 shares available for use under the various components of the Plan, as a result of the grant of options pursuant to the Plan. Consequently, the Board of Directors has adopted a proposed amendment to the Plan to increase the number of shares reserved under it by 1,449,562, to a total of 4,010,330 shares. The Board also approved submission of that amendment to stockholders for their approval at the next Annual Meeting.

The Board believes that the additional 1,449,562 shares that it has approved for use in the Plan are necessary to give it the ability and flexibility to continue to attract and retain competent people as employees of the Company. The Board feels that it would be seriously constrained in its ability to attract and retain qualified personnel without additional shares for use under the Plan.

Description of the Plan

The Plan is described in the section below entitled "Summary of the 1998 Plan." A copy of the Plan has also been filed with the SEC as Appendix A to this Proxy Statement. Stockholders may obtain a copy of the Plan, without charge, by writing to Carol Nelson, Chief Financial Officer, at our address set forth on the Notice included with this proxy statement.

Need for Shareholder Approval of the Amendment to the Plan

In order to allow the options that may be issued as incentive stock options to receive the favorable tax treatment such options are allowed, as well as to obtain certain exemptions from Exchange Act Section 16 "short-swing profits" rules that would otherwise apply, and to comply with the Company's NASDAQ listing requirements, stockholders of the Company must approve the amendment to the Plan prior to implementation of the Board's proposed amendment.

Vote Required

Approval of the amendment to the Plan requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present.

New Plan Benefits

The benefits or amounts that will be distributed to officers, directors or employees assuming adoption of the proposed amendment to the Plan, are not determinable at this time. No benefits other than those granted in 1999 would have been granted in 1999 had the proposed amendment been in effect.

Summary of the 1998 Plan

The Company's 1998 Stock Incentive Plan (the "1998 Plan") is intended to serve as the successor equity incentive program to the Company's 1990 Stock Option Plan, as amended (the "Predecessor Plan"). The 1998 Plan was adopted by the Board and the stockholders on April 7, 1998 (the "Plan Effective Date").

A total of 2,560,768 shares of Common Stock are currently reserved for issuance under the 1998 Plan, including automatic increases to date. The amendment would increase this share reserve to 4,010,330 shares. The share reserve is automatically increased on the first trading day of each calendar year, beginning with the 1999 calendar year, by an amount equal to 3% of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 731,000 shares. To the extent any unvested shares of Common Stock issued under the Predecessor Plan are repurchased by the Company after the date on which the Common Stock is first registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the exercise price paid per share, in connection with the holder's termination of service, those repurchased shares will be added to the reserve of Common Stock available for issuance under the 1998 Plan, but in no event shall more than 476,776 shares be added to the reserve from such repurchases. In no event may any one participant in the 1998 Plan receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year.

On the date on which the Common Stock was first registered under Section 12 of the Exchange Act, outstanding options issued under the Predecessor Plan were incorporated into the 1998 Plan. No further option grants will be made under the Predecessor Plan. The incorporated options will continue to be governed by their existing terms, unless the Plan Administrator elects to extend one or more features of the 1998 Plan to those options. Except as otherwise noted below, the incorporated options have substantially the same terms as will be in effect for grants made under the Discretionary Option Grant Program of the 1998 Plan.

The 1998 Plan is divided into five separate components: (i) the Discretionary Option Grant Program, under which eligible individuals in the Company's employ or service (including officers, non-employee Board members and consultants) may, in the Plan Administrator's discretion, be granted options to purchase shares of Common Stock at an exercise price not less than their fair market value on the grant date; (ii) the Stock Issuance Program, under which such individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than their fair market value at the time of issuance or as a bonus tied to the performance of services; (iii) the Salary Investment Option Grant Program, which may, in the Plan Administrator's discretion, be activated for one or more calendar years and thereby allow executive officers and other highly compensated employees the opportunity to invest a portion of their base salary in special below-market stock option grants; (iv) the Automatic Option Grant Program, under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date; and (v) the Director Fee Option Grant Program, which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and thereby allows non-employee Board members the opportunity to apply all or any portion of the annual retainer fee otherwise payable to them in cash each year to the acquisition of special below-market option grants. The Discretionary Option Grant and Stock Issuance Program are effective. The implementation date of the Automatic Option Program, the Salary Investment Option Grant Program and the Director Fee Option Program will be decided by the Compensation Committee.

The Discretionary Option Grant Program and the Stock Issuance Program are administered by the Compensation Committee. The Compensation Committee as Plan Administrator has complete discretion to determine which eligible individuals are to receive option grants or stock issuances under those programs, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance, and the maximum term for which any granted option is to remain outstanding. The Compensation Committee also has the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Investment Option Grant Program in the event that program is activated for one or more calendar years, but neither the Compensation Committee nor the Board will exercise any administrative discretion with respect to option grants made under the Salary Investment Option Grant Program or under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members.

In the event the Plan Administrator elects to activate the Salary Investment Option Grant Program for one or more calendar years, each executive officer and other highly compensated employee of the Company selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $10,000 nor more than $50,000. If such election is approved by the Plan Administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount of salary invested in that option. The option will vest in a series of 12 equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company.

Should the Automatic Option Grant Program be activated in the future, each individual who first becomes a non-employee Board member will automatically be granted an option to purchase 15,000 shares of Common Stock on the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, on the date of each Annual Stockholders Meeting, each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 3,000 shares of Common Stock, provided such individual has served on the Board for at least six months.

Each automatic grant for the non-employee Board members will have a term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by the Company at the exercise price paid per share should the optionee cease Board service prior to vesting in those shares. The shares subject to each initial 15,000 share automatic option grant will vest over a four-year period, as follows: (i) 25% of the option shares upon the optionee's completion of one year of Board service measured from the grant date and (ii) the balance of the option shares in a series of 36 successive equal monthly installments upon the optionee's completion of each additional month of service measured from the first anniversary of the grant date. The shares subject to each annual 3,000 share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. However, the shares subject to each automatic option grant will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member.

Should the Director Fee Option Grant Program be activated in the future, each non-employee Board member will have the opportunity to apply all or a portion of the annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the calendar year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee invested in that option. The option will become exercisable for the option shares in a series of twelve (12) equal monthly installments over the calendar year for which the election is to be in effect. However, the option will become immediately exercisable for all the option shares upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.

The federal income tax consequences of the issuance and exercise of options under the 1998 Plan are summarized below. The summary is based on federal income tax laws in effect as of he date hereof. The summary does not constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.

The grant of an option will have not tax consequences for the grantee or SCC. In general, the grantee will have no taxable income upon the exercise of an incentive stock option if the applicable incentive stock option holding period is satisfied (except that the alternative minimum tax may apply) and SCC will have no deduction upon exercise of the incentive stock option. Upon exercising a non-qualified option, the grantee will recognize ordinary income in the amount equal to the difference between the fair market value on the date of exercise of the stock acquired on exercise and the option exercise price; SCC will be entitled to a deduction in the same amount, subject to the possible applicability of the $1,000,000 limitation on deductibility under Section 162(m) of the

Code. Generally, there will be no tax consequence to SCC in connection with a disposition of shares acquired on exercise of an option, except that SCC may be entitled to a deduction upon disposition of shares acquired on exercise of an incentive stock option before the applicable holding period has been satisfied.

Under current rulings of the IRS, a grantee who pays the exercise price for an option with SCC Common Stock does not recognize gain or loss with respect to the disposition of the stock transferred in payment of the option price. However, the grantee normally will recognize ordinary income upon the exercise of a non-qualified option in the manner discussed above. The grantee's basis in a number of acquired shares equal to the number surrendered will be the same as the grantee's basis in the surrendered shares; the grantee's basis in any additional shares received will be equal to the amount of income the grantee recognizes upon exercise of the option.

The Board may amend or modify the 1998 Plan at any time, subject to any required stockholder approval. The 1998 Plan will terminate on the earliest of
(i) April 30, 2008, (ii) the date on which all shares available for issuance under the 1998 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

The foregoing discussion of the Amendment is qualified in its entirety by reference to the full text of the Amendment attached to this Proxy Statement as Exhibit II.

The board of directors recommends that you vote FOR the proposal to increase the shares reserved for use in the 1998 Plan.

Proposal to Ratify Independent Auditors

The board of directors has appointed the firm of Arthur Andersen LLP, our current independent auditors, to serve in the same capacity for the year ending December 31, 2000, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Arthur Andersen LLP.

In the event the stockholders fail to ratify the appointment, the board of directors will reconsider its selection. Even if the selection is ratified, the board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the board of directors believes that such a change would be in the best interests of SCC and our stockholders.

A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

The board of directors recommends that you vote FOR the ratification of the selection of Arthur Andersen LLP to serve as our independent auditors for the year ending December 31, 2000.

Other Matters

Neither we nor the board of directors intends to propose any matters at the Annual Meeting other than the election of directors and the ratification of our independent auditors. Neither we nor our board knows of any matters to be proposed by others at the Annual Meeting.

Stockholder Proposals for 2001 Annual Meeting

A stockholder who intends to present a proposal at the 2001 Annual Meeting of Stockholders for inclusion in our 2001 proxy statement must submit the proposal by February 25, 2001. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and must comply with certain procedures established by the SEC, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to our Secretary at our address set forth on the Notice appearing before this proxy statement.

In addition, in accordance with our by-laws, a stockholder wishing to bring an item of business before the 2001 Annual Meeting must deliver notice of the item of business to us at our principal offices by no later than February 25, 2001 even if the item is not to be included in our proxy statement.

                          Information About Directors

Meetings of the Board of Directors

The board of directors held 6 meetings during 1999. Each director attended at least 75% of the board meetings during their term.

Committees of the Board of Directors

The board of directors has appointed an audit committee, a compensation committee and an executive staffing committee. It has not appointed a standing nominating committee.

The audit committee met once during 1999. The audit committee:

  . reviews the scope and results of the annual audit of our consolidated financial statements conducted by our independent accountants;

  .  reviews the scope of other services provided by independent auditors;

  . reviews proposed changes in our financial and accounting standards and principles and in our policies and procedures for our internal accounting, auditing and financial controls; and

  . makes recommendations to the board of directors on the engagement of the independent accountants.

The audit committee currently consists of Darrell Williams, Winston Wade and Mary Beth Vitale. Prior to December 2, 1999, the committee consisted of David Kronfeld and Darrell Williams, each of whom attended the meeting of the audit committee in 1999.

The compensation committee met once during 1999. The compensation committee:

  . reviews and acts on matters relating to compensation levels and benefits plans for our executive officers and key employees; and

  . is responsible for granting stock options and other awards to be made under our existing incentive compensation plans.

The compensation committee currently consists of George Heinrichs, Darrell Williams, Winston Wade and Mary Beth Vitale. From April 1998 through June 1999, the compensation committee was composed of two directors, Mr. Williams and John
G. Hill, each of whom attended the meeting of the compensation committee in 1999. Mr. Hill retired from the board of directors in June 1999.

Compensation of Directors

We reimburse our directors for all reasonable and necessary travel and other incidental expenses incurred in connection with their attendance at meetings of the board and committees of the board. In addition, all board members are eligible for compensation equal to $1,000 for each board and committee meeting attended in person and $500 for each telephonic board and committee meeting. Such compensation is payable in cash or stock at the director's discretion. Board members may be paid additional amounts for consulting services that extend beyond their normal board duties, although no such payments were made to date.

Under the Discretionary Option Grant Program, each individual who first became a non-employee Board member was automatically granted an option to purchase 30,000 shares of Common Stock on the date such individuals joined the Board.

                      Information About Executive Officers

Background Information About Executive Officers

Brief biographies of our executive officers, as of March 31, 2000, follow. You will find information about their holdings of common stock on page 17.

 George K. Heinrichs                   You will find background information
 President and Chief Executive Officer about Mr. Heinrichs on page 4.
 Carol L. Nelson                       Ms. Nelson has served as our Chief
 Chief Financial Officer               Financial Officer since July 1999. From
                                       May 1994 to July 1999, Ms. Nelson was
                                       our Controller and then Director of
                                       Finance, except during the period
                                       October 1996 to October 1997, when she
                                       was the Director of Accounting at Coram
                                       Healthcare. From June 1987, to May 1994,
                                       Ms. Nelson worked at Arthur Andersen LLP
                                       in various roles, the last of which was
                                       Audit Manager. Ms. Nelson is 34 years
                                       old and is a CPA.

Compensation of Executive Officers

Compensation Earned

The following table sets forth the compensation earned during the year ended December 31, 1999 by our named officers, who consist of our chief executive officer and our two other executive officers who earned more than $100,000 in salary and bonus in 1999.

                           SUMMARY COMPENSATION TABLE

                                                                   Long-Term
                                                                  Compensation
                                                                  ------------
                                                                     Awards
                                                                  ------------
                                                  Annual
                                               Compensation        Securities
                                            ------------------     Underlying
     Name and Principal Position       Year Salary($) Bonus($)     Option(#)
-------------------------------------  ---- --------- --------    ------------
George K. Heinrichs                    1999 $245,000  $120,000(2)    66,667
President and Chief Executive Officer  1998  233,333    84,812(1)       --

Nancy K. Hamilton                      1999  185,000       --           --
Senior Vice President and Chief        1998  179,167    47,118(1)       --
 Financial Officer

Carol Nelson                           1999  106,750     1,052(2)    61,766
Chief Financial Officer

(1) Bonuses included in 1998 were earned in 1998 but paid in 1999.

(2) Bonuses included in 1999 were earned in 1999 but paid in 2000.

Ms. Hamilton resigned in May 1999. Ms. Nelson became Chief Financial Officer in July 1999.

Options listed in the table were granted under the 1998 Stock Option Plan. See "--Option Grants During Last Fiscal Year."

Option Grants During Last Fiscal Year

The following table sets forth information regarding the stock option grants made to each of the Named Officers in the 1999 fiscal year.

                     OPTION GRANTS DURING LAST FISCAL YEAR

                                                                              Potential
                                                                          Realizable Value
                                                                          at Assumed Annual
                                     Percent                               Rates of Stock
                        Number       of Total                                   Price
                     of Securities   Options                              Appreciation for
                      Underlying    Granted to                             Option Term(2)
                        Options    Employees in Exercise Price Expiration -----------------
Name                  Granted(1)   Fiscal Year    Per Share       Date       5%      10%
----                 ------------- ------------ -------------- ---------- -------- --------
George K. Heinrichs     66,667         9.0%         $4.938     7/29/2009  $207,033 $524,663
Nancy K. Hamilton          --          --              --            --        --       --
Carol Nelson            11,766         1.6           4.938     7/29/2009    36,539   92,597
Carol Nelson            50,000         6.7           6.125     12/2/2009   192,599  488,084

--------
(1) The options were granted to each of the Named Officers pursuant to the 1998 Stock Option Plan. Each option vests 24% one year from the date of grant and 2% each month thereafter.

(2) The five percent and ten percent assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There can be no assurance provided to the option holder or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed five percent and ten percent levels or at any other defined level.

Option Exercises and Holdings

The following table sets forth information regarding exercises of stock options during the year ended December 31, 1999 and exercisable and unexercisable options held as of December 31, 1999 by each of the named officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                 Number of Securities             Value of Unexercised
                                                Underlying Unexercised            In-the-Money Options
                       Shares                Options at Fiscal Year-End(#)        at Fiscal Year-End($)
                     Acquired on    Value    --------------------------------   -------------------------
Name                 Exercise(#) Realized($)  Exercisable      Unexercisable    Exercisable Unexercisable
----                 ----------- ----------- --------------   ---------------   ----------- -------------
George K. Heinrichs       --       $   --             296,567           106,399 $1,254,813     $84,696
Nancy K. Hamilton      20,001       61,670            140,149               --     368,654         --
Carol Nelson              --           --               8,452            73,314      5,249      23,273

The value realized by each option exercised equals the total market price of the shares purchased, based on the last sale price of the common stock on the Nasdaq National Market on the exercise date, minus the total exercise price paid for those shares.

The value of each unexercised option is based on a market price of $5.875 per share, the last sale price of the common stock on the Nasdaq National Market on December 31, 1999, minus the per share exercise price, multiplied by the number of shares underlying the option.

Employment and Severance Arrangements

Until her resignation in May 1999, Nancy Hamilton was employed as our Senior Vice President and Chief Financial Officer pursuant to an employment agreement with us dated February 9, 1999. Under the employment agreement, Ms. Hamilton is working as a part-time employee of SCC until May 2000, in exchange for the continuation of her base salary and benefits. Under the agreement, Ms. Hamilton's options vested in full as of May 1999.

Compensation Committee Interlocks and Insider Participation

The compensation committee currently consists of Darrell Williams, Winston Wade and Mary Beth Vitale. Mr. Williams, Mr. Wade and Ms. Vitale have never been officers or employees of SCC. From April 1998 through June 1999, the compensation committee consisted of Mr. Williams and John Hill, who resigned from the board in June 1999.

None of the named officers have ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board or compensation committee.

1998 Employee Stock Purchase Plan

The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in March 1998 and approved by the Company's stockholders in April 1998. A total of 200,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. There is automatically added to the Purchase Plan in March of each year (i) that number of shares needed to restore the maximum aggregate shares available to 200,000 shares or
(ii) a lesser amount determined by the Board. The Purchase Plan, which is intended to qualify under Section 423 of the Code, provides for two six-month offering periods each year beginning on the first of January and the first of July, respectively; however, the initial offering period began on March 1, 1998 and continued through December 31, 1998. The Purchase Plan is administered by a committee of at least two disinterested Directors appointed by the Board. Employees (including officers and employee directors) of the Company are eligible to participate if they are employed by the Company on a regular full time or part time basis and if they are regularly scheduled to work more than 20 hours per week. The Purchase Plan permits eligible employees to purchase shares of Common Stock through periodic payroll deductions at a price equal to the lower of 85% of the fair market value of the Company's Common Stock at the beginning or end of the offering period. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. The Board of Directors has the power to amend or terminate the Purchase Plan as long as such action does not adversely affect any outstanding rights to purchase stock thereunder.

1998 Stock Incentive Plan

A description of our 1998 Stock Incentive Plan can be found under the discussion of the proposal concerning amendment of the Plan, above.

Management Incentive Compensation Plan

No formal plan was in place during 1999; however, on April 19, 2000, the Board approved a discretionary bonus of $120,000 for Mr. Heinrichs for 1999.

Compensation Committee Report on Executive Compensation

The compensation committee reviews and acts on matters relating to compensation levels and benefits plans for our executive officers and key employees. The compensation committee also provides for grants of stock awards, stock options, stock appreciation rights and other awards to be made under our existing incentive compensation plans.

General Compensation Policy. The fundamental policy of the compensation committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. The compensation committee's objective is to have a portion of each executive officer's compensation contingent on our performance as well as on the executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (1) base salary, which principally reflects an executive officer's performance and is designed primarily to be competitive with salary levels in the industry;
(2) bonus, which principally reflects our performance; and (3) long-term incentive compensation, which strengthens the mutuality of interests between our executive officers and stockholders.

Factors. The principal factors that the compensation committee considered in ratifying the components of each executive officer's compensation package for 1999 are summarized below. The compensation committee may apply entirely different factors in advising the chief executive officer and the board of directors with respect to executive compensation for future years.

  . Base Salary. The suggested base salary for each executive officer is determined on the basis of experience, personal performance, the salary levels in effect for comparable positions within and outside the industry, and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the compensation committee deems appropriate.

  . Bonus. The compensation committee may suggest a bonus for each executive officer determined on the basis of our performance, personal performance, and the bonus levels in effect for comparable positions within and outside the industry. The compensation committee establishes maximum annual bonus amounts for each executive officer based on the bonus levels for comparable positions, and earned bonus amounts are based on performance results. The weight given to each of these factors differs from individual to individual, as the compensation committee deems appropriate. In addition, the compensation committee may from time to time award additional cash bonuses when it determines those bonuses to be in our best interest.

  . Long-Term Incentive Compensation. Long-term incentives are provided primarily through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage SCC from the perspective of an owner with an equity stake. Each option grant allows the executive officer to acquire shares of the common stock at a fixed price per share, typically equal to the market price on the grant date, over a specified period of time of up to ten years. Options generally become exercisable in installments over a 50-month period, contingent upon an executive officer's continued employment with SCC. Accordingly, an option grant generally provides a return to the executive officer only if the executive officer remains employed by us during the vesting period, and then only if the market price of the underlying shares appreciates. The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the executive officer's potential for increased responsibility and promotion over the option term, and the executive officer's personal performance in recent periods. The compensation committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that executive officer. The compensation committee does not adhere to any specific guidelines as to the relative option holdings of our executive officers. Both Mr. Heinrichs and Ms. Nelson were granted options in 1999 as shown in the Summary Compensation Table.

CEO Compensation. SEC regulations require the board of directors to disclose the basis for compensation paid to George Heinrichs, our President and Chief Executive Officer, in 1999 and to discuss the relationship between our performance factors and Mr. Heinrichs' performance in 1999. In advising the board with respect to Mr. Heinrichs' compensation, the compensation committee seeks to establish a level of base salary competitive with that paid by companies of comparable size within the industry and by companies outside of the industry with which we compete for executive talent. The base salary established for Mr. Heinrichs for 1999 on the basis of the foregoing criteria was intended to provide a level of stability and certainty each year. Accordingly, this element of compensation was not affected to any significant degree by our performance factors.

Although the Company incurred losses during 1999, the Company was very successful in a number of areas. Management completed several major strategic objectives that provide a strong foundation for SCC's future success. These include market demonstration and acceptance of the Direct Services model, launch of EWE, closure of several key contracts, growth in subscribers managed, creation of the 2000 Initiative Strategy and the passage of key Federal legislation which was important for the Company. Based on these accomplishments, the Compensation Committee awarded Mr. Heinrichs a bonus and granted options.

Compliance with Internal Revenue Code Section 162(m). As a result of Section 162(m) of the Internal Revenue Code, we are not allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1,000,000 per officer in any year. This limitation applies to all compensation paid to the covered executive officers that is not considered to have been performance based. The management incentive compensation plan contains provisions intended to ensure that any compensation deemed paid in connection with the exercise of stock options granted under the plan with an exercise price equal to the market price of the common stock on the grant date will qualify as performance-based compensation. The compensation committee does not expect that the compensation that will be paid to either of our executive officers during 2000 will exceed $1,000,000.

                                          COMPENSATION COMMITTEE
                                          Mary Beth Vitale
                                          Winston J. Wade
                                          Darrell A. Williams

                  Information About Related-Party Transactions

Our certificate of incorporation generally eliminates directors' personal liability to us and our stockholders for monetary damages for breaches of fiduciary duties. The certificate of incorporation does not eliminate or limit the personal liability of a director for (1) any breach of the director's duty of loyalty to us or our stockholders, (2) any act or omission not in good faith or involving intentional misconduct or a knowing violation of law, (3) any unlawful payment of dividends or unlawful stock repurchase or redemption or (4) any transaction from which the director derived an improper personal benefit.

Our by-laws provide that we shall indemnify our directors and executive officers to the fullest extent permitted under the Delaware General Corporation Law and that we may indemnify our other officers, employees and agents as set forth in the Delaware General Corporation Law. In addition, we have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements require us to indemnify our directors and executive officers against specified liabilities that may arise by reason of their status or service as directors or executive officers of SCC or other entities to which they provide service at our request. The indemnification agreements also require that we advance expenses to our directors and executive officers incurred as a result of any proceeding against them as to which they could be indemnified. The indemnification agreements do not provide indemnification for liabilities arising from intentional or knowing and culpable violations of law. We intend to execute similar indemnification agreements in the future with other individuals who become directors or executive officers of SCC. We believe the indemnification agreements are desirable to attract and retain qualified directors and executive officers. We have obtained an insurance policy covering our directors and officers for claims that they may otherwise be required to pay or for which we are required to indemnify them.

We provide 9-1-1 operations support systems, or OSS, services pursuant to a 9-1-1 service agreement dated August 31, 1994 with Ameritech Information Systems. Under a master lease dated March 11, 1996, we lease personal property from Ameritech Credit Corporation. Ameritech Information Systems and Ameritech Credit Corporation are affiliates of Ameritech Development Corp., which beneficially owned approximately 14.8% of our common stock as of March 31, 2000. Under these agreements, we received net proceeds of approximately $6,979,000 in 1999.

We believe that the terms of the transactions described above were no less favorable to us than would have been obtained from an unaffiliated third party. Any further transactions between us and any of our officers, directors or principal stockholders will be on terms no less favorable to us than could be obtained from unaffiliated third parties and will be approved by a majority of the independent and disinterested members of the board of directors.

            Information About Common Stock Ownership and Performance

Stock Owned by Directors, Executive Officers and Greater-than-5% Stockholders

The following table sets forth certain information as of March 31, 2000, with respect to the beneficial ownership of the common stock by (1) each person that we know owns of record or beneficially more than 5% of the outstanding common stock, (2) each of the named officers, (3) each director, and (4) all current executive officers and directors as a group.

In accordance with SEC rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power and any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after March 31, 2000 through the exercise of any stock option. Except as noted below, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. Percentage of beneficial ownership is based on 11,472,569 shares of common stock outstanding as of March 31, 2000. Except as noted, the address of each of our executive officers and directors is in care of SCC Communications Corp., 6285 Lookout Road, Boulder, Colorado 80301.

                                                 Shares Beneficially Owned
                                                 -----------------------------
Name and Address of Beneficial Owner                Number         Percent
------------------------------------             --------------- -------------
David Kronfeld (1).............................        1,492,327        13.0%
Boston Capital Ventures Limited Partnership
 (2)...........................................        1,219,626        10.6
  45 School Street
  Boston, Massachusetts 02109
SBC Communications Inc. (3)....................        1,645,214        14.3
  175 E. Houston Street
  San Antonio, Texas 78205
George A. Heinrichs (4)........................          485,257         4.2
Nancy K. Hamilton (5)..........................          123,791         1.1
  5755 Central Avenue
  Boulder, Colorado 80301
Carol L. Nelson (6)............................           16,748           *
Stephen O. James...............................           10,330           *
Darrell A. Williams (3)........................              740           *
Winston J. Wade................................              403           *
Mary Beth Vitale...............................              330           *
Philip B. Livingston...........................              --            *
All directors and executive officers as a group
 (6 persons) (7)...............................        1,990,598        17.5

--------
*  Less than 1%.

(1) Includes 1,219,626 shares held by Boston Capital Ventures III Limited Partnership, 171,223 shares held by JK&B Capital Limited Partnership, 85,611 shares held by JK&B Capital II Limited Partnership and 15,867 shares held by Mr. Kronfeld. The general partner of Boston Capital Ventures III Limited Partnership is BD Partners Limited Partnership. David Kronfeld, a director of SCC, is a general partner of certain of the entities associated with the Boston Capital Ventures entities. The general partner of JK&B Capital Limited Partnership and of JK&B Capital II Limited Partnership is JK&B Management LLC and Mr. Kronfeld is the manager of JK&B Management LLC. Mr. Kronfeld disclaims beneficial ownership of any of the shares owned Boston Capital Ventures III Limited Partnership, JK&B Capital Limited Partnership and JK&B Capital II Limited Partnership, except to the extent of his pecuniary interest in certain of such entities.

(2) Includes 1,219,626 shares held by Boston Capital Ventures III Limited Partnership. The general partner of Boston Capital Ventures III Limited Partnership is BD Partners Limited Partnership. David Kronfeld, a
   director of SCC, is a general partner of certain of the entities associated with the Boston Capital Ventures entities. Mr. Kronfeld disclaims beneficial ownership of any of the shares owned Boston Capital Ventures III Limited Partnership, except to the extent of his pecuniary interest in certain of such entities.

(3) SBC Venture Capital Corporation (formerly known as Ameritech Development Corporation) is a wholly owned subsidiary of Ameritech Corporation which was acquired by SBC Communications Inc. in 1999. Darrell Williams, a director of SCC, was a Vice President of SBC Venture Capital Corporation until December 1999. Ameritech Corporation, as the sole stockholder of SBC Venture Capital Corporation, has voting and investment control over the shares held by SBC Venture Capital Corporation. Mr. Williams disclaims beneficial ownership of such shares.

(4) Includes options to purchase 310,966 shares of common stock exercisable within 60 days of March 31, 2000. Includes 1,539 shares held by Mr. Heinrichs' minor daughter and 1,539 shares held by Mr. Heinrichs' minor son.

(5) Includes options to purchase 108,792 shares of common stock exercisable within 60 days of March 31, 2000. Ms. Hamilton resigned as our Chief Financial Officer effective May 20, 1999.

(6) Includes options to purchase 10,452 shares of common stock exercisable within 60 days of March 31, 2000.

(7) Includes options to purchase 321,418 shares of common stock which are exercisable within 60 days of March 31, 2000. See Notes (1), (3), (4) and
    (6).

Compliance with Reporting Requirements

Section 16(a) of the Securities Exchange Act requires our executive officers, our directors and persons who own more than ten percent of a registered class of our equity securities, to file initial ownership reports on Form 3 and changes in ownership on Form 4 or 5 with the SEC. These executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of these forms together with written representation from reporting persons that all reports required of them during the year were filed, we believe that all Section 16(a) reports applicable to our executive officers, directors and ten-percent stockholders with respect to reportable transactions during the fiscal year ended December 31, 1999 were filed on a timely basis.

Stock Performance Graph

The graph depicted below shows a comparison of cumulative total stockholder returns for us, the Nasdaq Stock Market-US Index and a stock index comprised of companies in a line of business similar to our during the same period.

                  6/24/98  6/30/98  9/30/98  12/31/98  3/31/99  6/30/99  9/30/99  12/31/99
Nasdaq US         100.000  100.992   91.440  118.316   132.494  144.964  148.270  213.986
Nasdaq Computer
 Data Processing
 Services Stocks  100.000  101.615   95.820  124.219   148.859  154.894  159.998  261.564
SCCX              100.000   89.908   22.018   34.407    22.481   32.110   40.367   43.119

The graph covers the period from June 24, 1998, the initial date of the registration of our common stock under the Securities Exchange Act, to December 31, 1999. The graph assumes that $100 was invested on June 24, 1998 in our common stock and in each index, and that any dividends were reinvested. No cash dividends have been declared on our common stock.

                                          THE BOARD OF DIRECTORS
                                          SCC COMMUNICATIONS CORP.

Dated: May 10, 2000

                                   Exhibit I

          PROPOSED RESOLUTIONS FOR ADOPTION BY THE BOARD OF DIRECTORS
                                       OF
                            SCC COMMUNICATIONS, INC.

                Re: Creation of a Classified Board of Directors

                                 April 19, 2000

RESOLVED, that the Board of Directors hereby proposes the following amendments to the Corporation's Certificate of Incorporation and Bylaws, said amendments to be submitted submission to the stockholders of the Corporation at the next Annual Meeting of Stockholders, to take effect only following approval by the Stockholders at such meeting;

  RESOLVED, that Article VI of the Certificate of Incorporation of the Corporation shall be amended by the addition of a new, initial Paragraph thereto, as follows:

                                  ARTICLE VI.

  The number of directorships shall be as set forth in the bylaws of the corporation from time to time in accordance with Section 141, Delaware General Corporation Law, but in no event shall the number of directorships be less than three (3) nor more than nine (9). The directors shall be qualified in accordance with the Bylaws. The term of office of the directors shall be as set forth in the bylaws of the corporation from time to time.

  RESOLVED, that Articles III, Section 1, of the Bylaws of the Corporation is hereby amended in its entirety as follows:

  Section 1. Number, Election, Tenure and Qualifications. The Board shall be composed of three classes designated as Class A, Class B and Class C. If possible, each class shall consist of the same number of directors. In the event the number of directors is not susceptible of dividing the directors into classes of the same number of directors, then any additional directors shall be added sequentially to each class beginning with Class A, then Class B, and then Class C. Class A is initially composed of two (2) directors serving initially for a term of one year; thereafter, elected for terms of three (3) years. Class B is initially composed of two (2) directors serving initially for a term of two years; thereafter, elected for terms of three (3) years. Class C is composed of three (3) Directors serving initially for a term of three (3) years; thereafter, elected for terms of three (3) years. The directors shall be elected at the annual meeting of the Stockholders by a plurality vote of the shares represented in person or by proxy and each director elected shall hold office until his or her successor is elected and qualified unless he or she shall resign, become disqualified, disabled, or otherwise removed. Directors need not be Stockholders.

                                   Exhibit II

                   PROPOSED RESOLUTION FOR INCREASING SHARES
                  AVAILABLE FOR THE 1998 STOCK INCENTIVE PLAN
                                       OF
                            SCC COMMUNICATIONS, INC.

RESOLVED, that the Board of Directors hereby proposes the following amendments to the 1998 Stock Incentive Plan, said amendments to be submitted submission to the stockholders of the Corporation at the next Annual Meeting of Stockholders, to take effect only following approval by the Stockholders at such meeting;

  RESOLVED, that Article One of the SCC Communications Corp. 1998 Stock Incentive Plan shall be amended as follows:

                      SECTION V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan as of June 27, 2000 (the date of approval of an amendment to the Plan by Stockholders at the Annual Meeting of the Corporation for the fiscal year ended December 31, 1999) shall be 4,010,330 shares (which includes all shares reserved for issuance under the Plan prior to June 27, 2000 plus 1,449,562 additional shares reserved for issuance under the Plan as approved by Stockholders at such meeting). In addition, the share reserve will automatically be increased on the first trading day in January of each calendar year, beginning with the 2001 calendar year, by an amount equal to 3% of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 731,000 shares. To the extent any unvested shares of Common Stock outstanding under the Predecessor Plan as of the Plan Effective Time are subsequently repurchased by the Corporation, at the option exercise price paid per share, in connection with the holder's termination of service prior to vesting in the shares, those repurchased shares shall be added to the reserve of Common Stock available for issuance under the Plan, but in no event shall more than 476,776 shares be added to the reserve from such repurchases.

                                  Appendix A
                                 -------------


                           SCC COMMUNICATIONS CORP.
                           1998 STOCK INCENTIVE PLAN
    [As proposed to be amended at the 2000 Annual Meeting of Stockholders]
                           -------------------------

                                  ARTICLE ONE
                              GENERAL PROVISIONS
                              ------------------

I.       PURPOSE OF THE PLAN

         This 1998 Stock Incentive Plan is intended to promote the interests of SCC Communications Corp., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.      STRUCTURE OF THE PLAN

         A. The Plan shall be divided into five separate equity programs:

         - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

         - the Salary Investment Option Grant Program, which may, in the Plan Administrator's discretion, be activated for one or more calendar years and thereby allow eligible employees the opportunity to invest a portion of their base salary invested each year in special option grants,

         - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

         - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

         - the Director Fee Option Grant Program, which may, in the Plan Administrator's discretion, be activated for one or more calendar years and thereby allow the non-employee Board members the opportunity to apply all or any portion of their annual retainer fee otherwise payable in cash to a special option grant.

     B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

     D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

   IV.  ELIGIBILITY

        A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

          (i)   Employees,

          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

        C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

        D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

        E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date, including individuals who first joined the Board prior to the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

        F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

    V.  STOCK SUBJECT TO THE PLAN

        A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan as of _____, 2000 (the date of approval of an amendment to the Plan by Stockholders at the Annual Meeting of the Corporation for the fiscal year ended December 31, 1999) shall be 4,010,330 shares, which includes all shares reserved for issuance under the Plan prior to ____, 2000 plus 1,449,562 additional shares reserved for issuance under the Plan as approved by Stockholders at such meeting). In addition, the share reserve will automatically be increased on the first trading day in January of each calendar year, beginning with the 1999 calendar year, by an amount equal to 3% of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 731,000 shares. To the extent any unvested shares of Common Stock outstanding under the Predecessor Plan as of the Plan Effective Time are subsequently repurchased by the Corporation, at the option exercise price paid per share, in connection with the holder's termination of service prior to vesting in the shares, those repurchased shares shall be added to the reserve of Common Stock available for issuance under the Plan, but in no event shall more than 476,776 shares be added to the reserve from such repurchases.

        B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1998 calendar year.

        C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation (including unvested shares issued under the Predecessor Plan and repurchased by the Corporation at or after the Plan Effective Time), at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two of the Plan shall not be available for subsequent issuance under the Plan.

        D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve may increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year,
(iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.



                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------

     I.    OPTION TERMS

           Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

           A.  Exercise Price.
               --------------

               1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                          (i)  cash or check made payable to the Corporation,

                          (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                          (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

           Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

           B. Exercise and Term of Options. Each option shall be exercisable at
              ----------------------------
such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

           C. Effect of Termination of Service.
              --------------------------------

              1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                  (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                  (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                  (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                  (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                   (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                   (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          D. Stockholder Rights. The holder of an option shall have no
             ------------------
stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. Repurchase Rights. The Plan Administrator shall have the discretion
             -----------------
to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F. Limited Transferability of Options. During the lifetime of the
             ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    II.   INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

          A. Eligibility. Incentive Options may only be granted to Employees.
             -----------

            B. Exercise Price. The exercise price per share shall not be less
               --------------
than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            C. Dollar Limitation. The aggregate Fair Market Value of the shares
               -----------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

             D. 10% Stockholder. If any Employee to whom an Incentive Option is
                ---------------
granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

     III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

             A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Class A Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

             B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

             C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

             D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise
                                                 --------
price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

         E. The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction, so that each such option shall, immediately prior to the effect date of such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

         F. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the
                                                           -------
expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

         G. The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Change in Control so that each such option shall, immediately prior to the effect date of such Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan

Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the
          -------
expiration of the one (1) year period measured from the effective date of Optionee's cessation of Service.

         H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

         I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    IV.  CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

    V.   STOCK APPRECIATION RIGHTS

         A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

         B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                   (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                   (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair

     Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

             (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection
     -----
     notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

         C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

             (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

             (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

             (iii) The Plan Administrator shall, at the time the option with such limited stock appreciation right is granted under the Discretionary Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

             (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

                                 ARTICLE THREE

                    SALARY INVESTMENT OPTION GRANT PROGRAM
                    --------------------------------------

         VI.  OPTION GRANTS

              The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

         VII. OPTION TERMS

              Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided,
                                                                  --------
however, that each such document shall comply with the terms specified below.

              A. Exercise Price.
                 --------------

                 1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                 2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

              B. Number of Option Shares. The number of shares of Common Stock
                 -----------------------
subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                 X = A / (B x 66-2/3%), where

                 X is the number of option shares,

                   A is the dollar amount of the approved reduction in the
              Optionee's base salary for the calendar year, and

                   B is the Fair Market Value per share of Common Stock
              on the option grant date.

              C. Exercise and Term of Options. The option shall become
                 ----------------------------
exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

              D. Effect of Termination of Service. Should the Optionee cease
                 --------------------------------
Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option
                   -------
term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
-------
(3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

       VIII.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

              A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year
                              -------
option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

              B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of

Common Stock. The option shall remain so exercisable until the earlier of (i)
                                                               -------
the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service or (iii) the surrender of the option in connection with a Hostile Take-Over.

         C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

         D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

   IX.   REMAINING TERMS

         The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.



                                 ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM
                             ----------------------

I. STOCK ISSUANCE TERMS

         Shares of Common Stock may be issued under the Stock Issuance
Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

         A. Purchase Price.
            --------------

              1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

              2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                   (i) cash or check made payable to the Corporation, or

                   (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B.  Vesting Provisions.
              ------------------

              1. The Plan Administrator may issue shares of Common Stock under the Stock Issuance Program which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards under the Stock Issuance Program which shall entitle the recipient to receive a specified number of shares of Common Stock upon the attainment of one or more performance goals established by the Plan Administrator. Upon the attainment of such performance goals, fully-vested shares of Common Stock shall be issued in satisfaction of those share right awards.

              2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

              3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

              4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

              5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

             6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

     II. CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

         B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

         C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

      III.  SHARE ESCROW/LEGENDS

            Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.



                                 ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

I.    OPTION TERMS

          A. Grant Dates. Option grants shall be made on the dates specified
             -----------
             below:

             1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

             2. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 3,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such annual option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who first joined the Board prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

          B. Exercise Price.
             --------------

             1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

             2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          C. Option Term. Each option shall have a term of ten (10) years
             -----------
measured from the option grant date.

          D. Exercise and Vesting of Options. Each option shall be immediately
             -------------------------------
exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 15,000-share option grant shall vest, and the Corporation's repurchase right shall lapse with respect to those shares, as follows: (i) twenty-five percent (25%) upon Optionee's completion of one (1) year of Board service measured from the grant date and (ii) the balance in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the thirty-six (36)-month period measured from the first anniversary of the option grant date. The shares subject to each annual 3,000-share option grant shall vest, and the Corporation's repurchase right shall lapse with respect to those shares, upon the Optionee's completion of one
(1) year of Board service measured from the grant date.

          E. Termination of Board Service. The following provisions shall govern
             ----------------------------
the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                 (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve
     (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                 (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                 (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                 (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of those Option Shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of those Option Shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

          C. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

          D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

          E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price
                                     --------
payable for such securities shall remain the same.

          F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.  REMAINING TERMS

           The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.



                                  ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM
                        ---------------------------------

     I.    OPTION GRANTS

           The Plan Administrator shall have the sole and exclusive authority to determine the calendar year or years (if any) the Director Fee Option Grant Program is to be in effect. Once the Director Fee Option Grant Program is in effect, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

     II.   OPTION TERMS

           Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

           A. Exercise Price.
              --------------

              1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

              2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

           B. Number of Option Shares. The number of shares of Common Stock
              -----------------------
subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

              X = A / (B x 66-2/3%), where

              X is the number of option shares,

              A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

              B is the Fair Market Value per share of Common Stock on the option grant date.

           C. Exercise and Term of Options. The option shall become exercisable
              ----------------------------
in a series of twelve (12) equal monthly installments upon the Optionee's completion of each month of Board service over the twelve (12)-month period measured from the grant date. Each option shall have a maximum term of ten (10) years measured from the option grant date.

           D. Termination of Board Service. Should the Optionee cease Board
              ----------------------------
service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the
-------
expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

           E. Death or Permanent Disability. Should the Optionee's service as a
              -----------------------------
Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten
                                        -------
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

           Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the
                                         -------
ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

    III.   CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

           A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the
                                                         -------
expiration of the ten (10)-year option term or (ii) the expiration of the three
(3)-year period measured from the date of the Optionee's cessation of Board service.

            B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of
                                             -------
the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

            C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

            D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    IV.     REMAINING TERMS

            The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE SEVEN

                                 MISCELLANEOUS
                                 -------------

         I.   FINANCING

              The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

         II.  TAX WITHHOLDING

              A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

              B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

              Stock Withholding: The election to have the Corporation
              -----------------
withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  Stock Delivery: The election to deliver to the Corporation, at
                  --------------
the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

         III.  EFFECTIVE DATE AND TERM OF THE PLAN

               A. The Discretionary Option Grant, Stock Issuance and Automatic Option Grant Programs shall become effective on the Underwriting Date. The Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Underwriting Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Time, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

               B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

              C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

              D. The Plan shall terminate upon the earliest to occur of (i)
                                                   --------
April 30, 2008 (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on April 30, 2008, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

         IV.   AMENDMENT OF THE PLAN

               A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

               B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of

Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

         V.    USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

         VI.   REGULATORY APPROVALS

               A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

               B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

         VII.  NO EMPLOYMENT/SERVICE RIGHTS

               Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX
                                   --------

         The following definitions shall be in effect under the Plan:

         A. Activation Date shall mean the date on which the Automatic Option
            ---------------
Grant Program is activated by the Board.

         B. Automatic Option Grant Program shall mean the automatic option grant
            ------------------------------
program that may be in effect under the Plan.

         C. Board shall mean the Corporation's Board of Directors.
            -----
         D. Change in Control shall mean a change in ownership or control of the
            -----------------
Corporation effected through either of the following transactions:

               (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         E. Code shall mean the Internal Revenue Code of 1986, as amended.
            ----
         F. Common Stock shall mean the Corporation's common stock.
            ------------
         G. Corporate Transaction shall mean either of the following
            ---------------------
stockholder-approved transactions to which the Corporation is a party:

                (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         H. Corporation shall mean SCC Communications Corp., a Delaware
            -----------
corporation, and its successors.

         I. Director Fee Option Grant Program shall mean the special stock
            ---------------------------------
option grant that may be in effect for non-employee Board members under Article Six of the Plan.

         J. Discretionary Option Grant Program shall mean the discretionary
            ----------------------------------
option grant program in effect under the Plan.

         K. Eligible Director shall mean a non-employee Board member eligible to
            -----------------
participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         L. Employee shall mean an individual who is in the employ of the
            --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         M. Exercise Date shall mean the date on which the Corporation shall
            -------------
have received written notice of the option exercise.

         N. Fair Market Value per share of Common Stock on any relevant date
            -----------------
shall be determined in accordance with the following provisions:

              (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

              (iv) For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

         O.   Hostile Take-Over shall mean the acquisition, directly or
              -----------------
indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         P.   Incentive Option shall mean an option which satisfies the
              ----------------
requirements of Code Section 422.

         Q.   Involuntary Termination shall mean the termination of the Service
              -----------------------
of any individual which occurs by reason of:

                   (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                   (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         R.   Misconduct shall mean the commission of any act of fraud,
              -----------
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         S.   1934 Act shall mean the Securities Exchange Act of 1934, as
              --------
amended.

         T.   Non-Statutory Option shall mean an option not intended to satisfy
              --------------------
the requirements of Code Section 422.

         U.   Optionee shall mean any person to whom an option is granted under
              --------
the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

         V.   Parent shall mean any corporation (other than the Corporation) in
              ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         W.   Participant shall mean any person who is issued shares of Common
              -----------
Stock under the Stock Issuance Program.

         X.   Permanent Disability or Permanently Disabled shall mean the
              --------------------------------------------
inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         Y.   Plan shall mean the Corporation's 1998 Stock Incentive Plan, as
              ----
set forth in this document.

         Z.   Plan Administrator shall mean the particular entity, whether the
              ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         AA.  Plan Effective Date shall mean the date the Plan is adopted by the
              -------------------
Board.

         BB.  Predecessor Plan shall mean the Corporation's pre-existing Stock
              ----------------
Option Plan in effect immediately prior to the Section 12 Registration Date.

         CC.  Primary Committee shall mean the committee of two (2) or more
              -----------------
non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

         DD.  Salary Investment Option Grant Program shall mean the salary
              --------------------------------------
investment option grant program that may be in effect under the Plan.

         EE.  Secondary Committee shall mean a committee of one or more Board
              -------------------
members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         FF.  Section 12 Registration Date shall mean the date on which the
              ----------------------------
Common Stock is first registered under Section 12 of the 1934 Act.

         GG.  Section 16 Insider shall mean an officer or director of the
              ------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         HH. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         II.  Stock Exchange shall mean either the American Stock Exchange or
              --------------
the New York Stock Exchange.

         JJ.  Stock Issuance Agreement shall mean the agreement entered into by
              ------------------------
the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         KK.  Stock Issuance Program shall mean the stock issuance program in
              ----------------------
effect under the Plan.

         LL.  Subsidiary shall mean any corporation (other than the Corporation)
              ----------
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         MM.  Take-Over Price shall mean the greater of (i) the Fair Market
              ---------------                -------
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         NN.  Taxes shall mean the Federal, state and local income and
              -----
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         OO.  10% Stockholder shall mean the owner of stock (as determined under
              ---------------
Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         PP.  Underwriting Agreement shall mean the agreement between the
              ----------------------
Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

         QQ.  Underwriting Date shall mean the date on which the Underwriting
              -----------------
Agreement is executed and priced in connection with an initial public offering of the Common Stock.

SCC COMMUNICATIONS CORP.                                                   proxy
--------------------------------------------------------------------------------

                 Annual Meeting of Stockholders, June 27, 2000

         This Proxy is Solicited on Behalf of the Board of Directors of
                            SCC Communications Corp.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2000 Annual Meeting of Stockholders of SCC Communications Corp. ("SCC") to be held on June 27, 2000 and the related proxy statement, and appoints George K. Heinrichs and Carol Nelson, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of SCC that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2000 Annual Meeting of Stockholders of SCC to be held at the DoubleTree Hotel-Denver on Tuesday, June 27, 2000 at 8:30 a.m. Mountain Time and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

                      See reverse for voting instructions.

                              Please detach here


1. To create a classified board of       [_] FOR          [_] AGAINST
   directors by dividing the Board of
   Directors into three (3) classes
   with staggered terms.

2. To elect the following directors to   [_] Vote FOR     [_] Vote WITHHELD
   serve for one-year (Class A), two-        all nominees     from all nominees
   year (Class B) or three-year (Class
   C) terms ending in the year 2000,
   2001 and 2002, respectively or until
   successors are duly elected and
   qualified;

  01 George K. Heinrichs, Class C

  02 Stephen O. James, Class A

  03 David Kronfeld, Class B

  04 Philip B. Livingston, Class B

  05 Mary Beth Vitale, Class A

  06 Winston J. Wade, Class C

  07 Darrell A. Williams, Class C


3. To increase the authorized shares     [_] FOR      [_] AGAINST
   for the 1998 Stock Incentive Plan.

4. To ratify the appointment of Arthur   [_] FOR      [_] AGAINST
   Andersen LLP as independent auditors
   of the Company for the fiscal year
   ending December 31, 2000.

5. In accordance with the discretion of  [_] FOR      [_] AGAINST
   the proxy holders, to act upon all
   matters incident to the conduct of
   the meeting and upon other matters
   as may properly come before the
   meeting.

The Board of Directors recommends a vote IN FAVOR OF the classified Board of Directors, a vote IN FAVOR OF the directors listed above, a vote IN FAVOR OF the increase in authorized shares and a vote IN FAVOR OF the ratification of independent auditors. This proxy, when properly executed, will be voted as specified above. If no specification is made, this proxy will be voted IN FAVOR OF the classified Board of Directors, IN FAVOR OF the election of the directors listed above, IN FAVOR OF the increase in authorized shares and IN FAVOR OF the ratification of the independent auditors.

                                         Please print the name(s) appearing
                                         on each share certificate(s) over
                                         which you have voting authority:
                                         ----------------------------------
                                           (Print name(s) on certificate)

                                         Please sign your name:
                                         ----------------------------------
                                             (Authorized Signature(s))

                                         Date: ____________________________